Earnings per share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Basic earnings per share
Basic earnings per share is calculated by dividing net income attributable to equity holders of PagSeguro Digital by the weighted average number of common shares issued and outstanding during the years ended December 31, 2022, 2021 and 2020:

	For the year ended December 31,
	2022	2021	2020

Profit attributable to stockholders of the Company	1,504,768	1,166,102	1,291,658
Weighted average number of outstanding common shares (thousands)	327,110,295	330,310,786	329,292,240
Basic earnings per share - R$	4.6002	3.5303	3.9225

Diluted earnings per share
Diluted earnings per share is calculated by dividing net income attributable to equity holders of PagSeguro Digital by the weighted average number of common shares outstanding during the year plus the weighted average number of common shares that would be issued on conversion of all dilutive potential common shares into common shares. The share in the LTIP and LTIP Goals are the only shares with potential dilutive effect. In this case, a calculation is done to determine the number of shares that could have been acquired at fair value.

	For the year ended December 31,
	2022	2021	2020

Profit used to determine diluted earnings per share	1,504,768	1,166,102	1,291,658
Weighted average number of outstanding common shares (thousands)	327,110,295	330,310,786	329,292,240
Weighted average number of shares that would have been issued at average market price	2,124,398	1,864,038	521,937
Weighted average number of common shares for diluted earnings per share (thousands)	329,234,693	332,174,824	329,814,177
Diluted earnings per share - R$	4.5705	3.5105	3.9163
Weighted average number of outstanding common shares decreased due to the repurchase of common shares (treasury shares) in the amount of 4,280,627 in the year ended December 31, 2022 (1,686,235 shares in 2021).